UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

Blackstone Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 18, 2022, Blackstone Core+ perpetual capital vehicles, primarily comprised of Blackstone Real Estate Income Trust, Inc. (the “Company”), alongside Blackstone Property Partners, entered into a definitive agreement to acquire all of the outstanding shares of common stock of American Campus Communities, Inc. (NYSE: ACC) (“ACC”), a publicly traded REIT and the largest developer, owner and manager of high-quality student housing communities in the United States, in an all-cash transaction valued at approximately $12.8 billion (the “Acquisition”), including the assumption of debt.

The transaction is expected to close in the third quarter of 2022, subject to approval by ACC’s shareholders and other customary closing conditions. There is no assurance that the Company will close the Acquisition on the terms described above or at all.

A press release announcing the signing of the Acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description

99.1	Press Release dated April 19, 2022

104	Cover page Interactive data file (embedded with in the inline XBRL document)

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue”, “identify” or other similar words or the negatives thereof. These may include the Company’s financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements with respect to acquisitions and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. The Company believes such factors include the accuracy of financial or operating information reported or provided by ACC and whether such past operations will be an accurate predictor of future operations and whether the Company will be able to successfully manage and/or grow the ACC platform. The Company believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and its annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or the Company’s prospectus and other filings). Except as otherwise required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: April 19, 2022

	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary